--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present to you the Semi-Annual Report of The Europe Fund, Inc. On June 30, 2002, the end of the period under review, the Fund's net assets totaled $110.6 million. This represents a net asset value per share of $10.98, a rise of 7.99% per annum from its initial value, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 8.45% increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $9.85 per share on the New York Stock Exchange, which represents a 10.29% discount to the Fund's net asset value per share and a rise of 6.37% per annum from its initial value, assuming reinvestment of dividends and distributions.

     We also enclose an economic review, a market review, a summary of portfolio activity and market outlook together with a summary of the major portfolio investments.

ECONOMIC REVIEW

     For European investors, the focus has remained very much on what is happening to the U.S. economy--a double-dip scenario remains a common fear, despite the fact that first quarter GDP (Gross Domestic Product) growth was revised up to 6.1% annualized. In fact, despite that favorable macro news the U.S. dollar has weakened to a level around parity with the Euro, at the time of writing.

     With both industrial and consumer confidence improving over the past few months, inflation falling to 2% in the Euro-zone, and money supply (M3) accelerating, due to a pick-up in private credit growth, we believe that the European economies are on track to provide a better background to corporate Europe. As long as German orders figures continue to rise, we believe that the risk of a European double-dip is low. Despite the 1.3% drop in industrial production in May, German orders rose by 3.1% month-on-month in that same month (with export orders rising by a substantial 9.6% month-on-month) after +2.1% in April. Both figures were stronger than expected. The current divergence between strong orders and weak production cannot continue for long.

MARKET REVIEW

     After a volatile but overall flat first quarter, European stock markets have suffered from an accelerating downward momentum in the second quarter, to end the period at levels close to the September 21, 2001 lows. Accounting scandals, mostly in the U.S., have shaken investors' confidence. The second quarter reporting season will be even more important than could be expected. It will be analyzed, not only as a source of evidence that recovery is taking place at the corporate level, but also as an indication of the "truer" level of corporate profitability now that management teams, auditors and regulators are under pressure to see that reports present more transparent and sensible accounting numbers.

     Insurance companies have joined the telecom, media and technology sectors at the bottom of the performance rankings as fears over their solvency requirements appeared following recent market falls. Connected to that, some pension funds and insurance companies are rumored to be forced currently to hedge their portfolios. This "technical" selling pressure on the markets is often a sign of capitulation.

PORTFOLIO ACTIVITY

     One of the Fund's long standing holdings, the German distributor of financial products, Marschollek, Lautenschlaeger und Partner AG (MLP), was a negative contributor to performance as the shares were hit by allegations that it had artificially been inflating its profits. We have investigated the issues exposed in the press and believe that these fears are unfounded and that a forthcoming special audit by another firm of auditors should confirm the company's conservative accounting.

     Telecom companies shares remained under pressure as they failed to demonstrate progress in reducing their mountains of debt. With valuations now attractive, we have continued to increase the Fund's exposure to a now modestly overweighted position.

     Defensive sectors with reliable earnings, strong cash flows and credible management have been typically the best performers. Our strategy of favoring the shares of companies likely to benefit from the current pick-up in economic activity, remains still quite non-consensual, as demonstrated by the portfolio's disappointing relative performance over the first half of the year.

OUTLOOK

     Since the last sharp share price falls in the last few weeks, we believe that many shares are now trading some way below fair value. We would not be surprised to soon see a pick-up in mergers and acquisitions activity, underlining the attraction of current valuation levels. In the meantime, many companies are implementing new restructuring programs to better position their businesses in the current environment. Equity capital is scarce, IPOs are being pulled, rights issues are problematic.....disposals and the streamlining of industrial portfolios are forced on companies by today's financial markets. This is presenting us with attractive opportunities. While sentiment is getting worse, it would appear that fundamentals are getting better!

                                Yours sincerely,

               /s/ Terry K. Glenn                               /s/ Michael Legros
                 Terry K. Glenn                                   Michel Legros
                   President                                    Portfolio Manager

July 2002

PORTFOLIO SUMMARY

     The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at June 30, 2002 are outlined below:

                        FUND                    MSCI
United Kingdom          29.2%                   37.2%
Switzerland             13.4%                   11.3%
Sweden                   1.8%                    2.6%
Spain                    3.7%                    4.2%
Netherlands              5.7%                    8.4%
Italy                    6.8%                    5.1%
Ireland                  1.0%                    1.1%
Germany                 12.8%                    9.9%
France                  21.9%                   13.4%
Finland                  2.2%                    2.4%
Other*                   1.5%                    4.4%

*Countries include Austria, Belgium, Denmark, Greece, Norway and Portugal.

     The Fund's ten largest equity holdings expressed as a percentage of total net assets at June 30, 2002 were:

BP Amoco PLC...............................   4.4%
Total Fina Elf SA 'B'......................   3.8%
Shell Transport & Trading Company PLC......   3.4%
Nestle SA (Registered Shares)..............   3.4%
GlaxoSmithKline PLC........................   3.0%
HBSC Holdings PLC..........................   2.5%
Novartis AG (Registered Shares)............   2.5%
Royal Bank of Scotland Group PLC...........   2.3%
Vodafone Group PLC.........................   2.3%
BNP Paribas SA.............................   2.2%
                                             ----
                                             29.8%
                                             ====

     The Fund's sector weightings expressed as a percentage of net assets at June 30, 2002 were:

Financials................................    28.7%
Consumer Discretionary....................    14.2%
Energy....................................    12.1%
Health Care...............................    11.8%
Industrials...............................     8.8%
Telecommunication Services................     6.7%
Information Technology....................     6.1%
Consumer Staples..........................     6.0%
Materials.................................     3.6%
Utilities.................................     1.4%
Cash......................................     1.1%
Liabilities in Excess of Other Assets.....    -0.5%
                                            ------
                                             100.0%
                                            ======

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2002 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
AUTOMOBILES & COMPONENTS
France                    10,000    PSA Peugeot Citroen SA                            $    518,984        0.5%
                          17,500   +Valeo SA                                               727,614        0.6
                                                                                      -------------------------
                                                                                         1,246,598        1.1
.................................................................................................................
Germany                   17,500    Bayerische Motoren Werke (BMW) AG                      720,701        0.7
.................................................................................................................
                                    TOTAL INVESTMENTS IN AUTOMOBILES & COMPONENTS        1,967,299        1.8
.................................................................................................................
BANKS
France                    45,000   +BNP Paribas SA                                       2,488,752        2.2
                          16,500    Societe General 'A'                                  1,086,903        1.0
                                                                                      -------------------------
                                                                                         3,575,655        3.2
.................................................................................................................
Germany                   13,500    Deutsche Bank AG (Registered Shares)                   937,948        0.8
.................................................................................................................
Ireland                   90,000    Bank of Ireland                                      1,120,827        1.0
.................................................................................................................
Italy                    675,000    IntesaBCI SpA                                        2,059,887        1.9
                         290,000    UniCredito Italiano SpA                              1,311,730        1.2
                                                                                      -------------------------
                                                                                         3,371,617        3.1
.................................................................................................................
Spain                    200,000    Banco Bilbao Vizcaya Argentaria SA                   2,261,604        2.0
.................................................................................................................
Switzerland               68,000   +Credit Suisse Group (Registered Shares)              2,158,839        2.0
.................................................................................................................
United Kingdom           275,000    Barclays PLC                                         2,313,887        2.1
                         118,787    HBOS PLC                                             1,285,576        1.2
                         240,000    HSBC Holdings PLC                                    2,760,203        2.5
                          90,000    Royal Bank of Scotland Group PLC                     2,551,678        2.3
                                                                                      -------------------------
                                                                                         8,911,344        8.1
.................................................................................................................
                                    TOTAL INVESTMENTS IN BANKS                          22,337,834       20.2
.................................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS
France                    80,000    Alstom SA                                         $    846,176        0.8%
                          21,536    Alstom SA (New Shares)                                 216,093        0.2
                                                                                      -------------------------
                                                                                         1,062,269        1.0
.................................................................................................................
Germany                   26,500    Siemens AG                                           1,589,912        1.4
.................................................................................................................
                                    TOTAL INVESTMENTS IN CAPITAL GOODS                   2,652,181        2.4
.................................................................................................................
COMMERCIAL SERVICES & SUPPLIES
Denmark                   32,500   +ISS A/S                                              1,715,324        1.6
.................................................................................................................
Netherlands              120,000    Vedior NV 'A'                                        1,659,168        1.5
.................................................................................................................
Spain                         17   +A.B. Capital Fund*                                      26,774        0.0
.................................................................................................................
Sweden                    52,690    Securitas AB 'B'                                     1,083,555        1.0
.................................................................................................................
Switzerland               34,000    Adecco SA (Registered Shares)                        2,019,485        1.8
.................................................................................................................
United Kingdom           186,220    Serco Group PLC (Ordinary)                             570,452        0.5
.................................................................................................................
                                    TOTAL INVESTMENTS IN COMMERCIAL SERVICES &
                                    SUPPLIES                                             7,074,758        6.4
.................................................................................................................
CONSUMER DURABLES & APPAREL
France                   150,000   +Lectra Systemes                                        585,153        0.5
.................................................................................................................
Germany                   12,500    adidas-Salomon AG                                    1,025,870        0.9
.................................................................................................................
Italy                     18,000    Gucci Group NV (NY Registered Shares)                1,702,980        1.6
.................................................................................................................
Switzerland                5,300    The Swatch Group AG 'B'                                471,847        0.4
.................................................................................................................
                                    TOTAL INVESTMENTS IN CONSUMER DURABLES &
                                    APPAREL                                              3,785,850        3.4
.................................................................................................................
DIVERSIFIED FINANCIALS
Germany                   20,000    Marschollek, Lautenschlaeger und Partner AG            621,200        0.6
.................................................................................................................
Netherlands               87,500    ING Groep NV                                         2,246,790        2.0
.................................................................................................................
United Kingdom           125,000    Amvescap PLC                                         1,018,423        0.9
.................................................................................................................
                                    TOTAL INVESTMENTS IN DIVERSIFIED FINANCIALS          3,886,413        3.5
.................................................................................................................
ENERGY
France                    26,000    Total Fina Elf SA 'B'                                4,221,397        3.8
.................................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)
United Kingdom           130,000    BG Group PLC                                      $    565,744        0.5%
                         575,000    BP Amoco PLC                                         4,829,363        4.4
                         500,000    Shell Transport & Trading Company PLC                3,772,643        3.4
                                                                                      -------------------------
                                                                                         9,167,750        8.3
.................................................................................................................
                                    TOTAL INVESTMENTS IN ENERGY                         13,389,147       12.1
.................................................................................................................
FOOD & DRUG RETAILING
France                    20,000    Carrefour SA                                         1,082,410        1.0
.................................................................................................................
United Kingdom           150,000    Tesco PLC                                              545,318        0.5
.................................................................................................................
                                    TOTAL INVESTMENTS IN FOOD & DRUG RETAILING           1,627,728        1.5
.................................................................................................................
FOOD, BEVERAGE & TOBACCO
Switzerland               16,000    Nestle SA (Registered Shares)                        3,730,431        3.4
.................................................................................................................
United Kingdom            95,000    Diageo PLC                                           1,233,768        1.1
.................................................................................................................
                                    TOTAL INVESTMENTS IN FOOD, BEVERAGE & TOBACCO        4,964,199        4.5
.................................................................................................................
HEALTH CARE EQUIPMENT & SERVICES
France                    30,000    Essilor International SA                             1,219,785        1.1
.................................................................................................................
Germany                   40,000    Rhoen-Klinikum AG (Preferred)                        1,696,697        1.5
.................................................................................................................
                                    TOTAL INVESTMENTS IN HEALTH CARE EQUIPMENT &
                                    SERVICES                                             2,916,482        2.6
.................................................................................................................
HOTELS, RESTAURANTS & LEISURE
France                    60,000    Accor SA                                             2,433,644        2.2
.................................................................................................................
Switzerland                4,600   +Kuoni Reisen Holding AG (Registered Shares)          1,298,125        1.2
.................................................................................................................
United Kingdom           375,000    MyTravel Group PLC                                     878,854        0.8
                          50,000    PizzaExpress PLC                                       350,414        0.3
                                                                                      -------------------------
                                                                                         1,229,268        1.1
.................................................................................................................
                                    TOTAL INVESTMENTS IN HOTELS, RESTAURANTS &
                                    LEISURE                                              4,961,037        4.5
.................................................................................................................
INSURANCE
France                    65,000    AXA                                                  1,188,873        1.1
.................................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Germany                    6,000    Allianz AG (Registered Shares)                    $  1,201,712        1.1%
                           7,146    Muenchener Rueckversicherungs-Gesellschaft AG
                                    (Registered Shares)                                  1,690,245        1.5
                                                                                      -------------------------
                                                                                         2,891,957        2.6
.................................................................................................................
Sweden                   146,791    Skandia Forsakrings AB                                 667,631        0.6
.................................................................................................................
Switzerland                7,500    Swiss Re                                               733,219        0.7
.................................................................................................................
                                    TOTAL INVESTMENTS IN INSURANCE                       5,481,680        5.0
.................................................................................................................
MATERIALS
Finland                   15,000    UPM-Kymmene Oyi                                        590,486        0.5
.................................................................................................................
France                    55,000   +Arcelor SA                                             780,550        0.7
.................................................................................................................
Germany                   14,000    Bayer AG                                               445,210        0.4
.................................................................................................................
Netherlands               15,000    Akzo Nobel NV                                          653,149        0.6
                          15,000    DSM NV                                                 696,110        0.6
                                                                                      -------------------------
                                                                                         1,349,259        1.2
.................................................................................................................
Spain                     20,000    Acerinox SA                                            838,472        0.8
.................................................................................................................
                                    TOTAL INVESTMENTS IN MATERIALS                       4,003,977        3.6
.................................................................................................................
MEDIA
France                    45,000    Vivendi Universal SA                                   972,391        0.9
.................................................................................................................
Netherlands               35,000    VNU NV                                                 972,687        0.9
.................................................................................................................
United Kingdom           300,000    Granada PLC                                            509,878        0.4
.................................................................................................................
                                    TOTAL INVESTMENTS IN MEDIA                           2,454,956        2.2
.................................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS & BIOTECHNOLOGY
France                    15,000    Sanofi-Synthelabo SA                              $    912,542        0.8%
.................................................................................................................
Switzerland               62,500    Novartis AG (Registered Shares)                      2,748,522        2.5
                          21,500    Roche Holding AG (Genuss)                            1,625,176        1.4
                                                                                      -------------------------
                                                                                         4,373,698        3.9
.................................................................................................................
United Kingdom            38,500    AstraZeneca Group PLC                                1,593,900        1.5
                         155,000    GlaxoSmithKline PLC                                  3,350,259        3.0
                                                                                      -------------------------
                                                                                         4,944,159        4.5
.................................................................................................................
                                    TOTAL INVESTMENTS IN PHARMACEUTICALS &
                                    BIOTECHNOLOGY                                       10,230,399        9.2
.................................................................................................................
RETAILING
France                    27,500   +Marionnaud Parfumeries                               1,270,770        1.2
                           4,700    Pinault-Printemps-Redoute SA                           557,471        0.5
                                                                                      -------------------------
                                                                                         1,828,241        1.7
.................................................................................................................
United Kingdom           121,428    Marks & Spencer PLC                                    689,933        0.6
.................................................................................................................
                                    TOTAL INVESTMENTS IN RETAILING                       2,518,174        2.3
.................................................................................................................
SOFTWARE & SERVICES
France                     9,000    Cap Gemini Ernst & Young SA                            357,758        0.3
                          23,500    Dassault Systemes SA                                 1,073,398        1.0
                                                                                      -------------------------
                                                                                         1,431,156        1.3
.................................................................................................................
Germany                   20,000    SAP AG (Systeme, Anwendungen, Produkte in der
                                    Datenverarbeitung)                                   1,975,200        1.8
                          37,500    Software AG                                            503,676        0.5
                                                                                      -------------------------
                                                                                         2,478,876        2.3
.................................................................................................................
United Kingdom           430,000    Innovation Group PLC                                   583,350        0.5
.................................................................................................................
                                    TOTAL INVESTMENTS IN SOFTWARE & SERVICES             4,493,382        4.1
.................................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT
Finland                  125,000    Nokia Oyj                                         $  1,829,529        1.7%
.................................................................................................................
Sweden                   125,000   +Telefonaktiebolaget LM Ericsson AB 'B'                 189,054        0.2
.................................................................................................................
United Kingdom           146,323   +NXT PLC                                                159,474        0.1
.................................................................................................................
                                    TOTAL INVESTMENTS IN TECHNOLOGY HARDWARE &
                                    EQUIPMENT                                            2,178,057        2.0
.................................................................................................................
TELECOMMUNICATION SERVICES
France                    10,441    Bouygues SA                                            291,713        0.2
                          20,000    France Telecom SA                                      186,261        0.2
                         100,000   +Orange SA                                              460,222        0.4
                                                                                      -------------------------
                                                                                           938,196        0.8
.................................................................................................................
Germany                   67,000    Deutsche Telecom AG                                    629,931        0.5
.................................................................................................................
Italy                     95,000    Telecom Italia SpA                                     744,008        0.7
                         310,000    Telecom Italia SpA (Savings Shares)                  1,644,058        1.5
                                                                                      -------------------------
                                                                                         2,388,066        2.2
.................................................................................................................
Spain                    112,200   +Telefonica SA                                          941,874        0.9
.................................................................................................................
United Kingdom         1,825,000    Vodafone Group PLC                                   2,503,663        2.3
.................................................................................................................
                                    TOTAL INVESTMENTS IN TELECOMMUNICATION
                                    SERVICES                                             7,401,730        6.7
.................................................................................................................
UTILITIES
France                    19,568    Vivendi Environment                                    603,917        0.5
.................................................................................................................
Germany                   17,000    E.On AG                                                990,563        0.9
.................................................................................................................
                                    TOTAL INVESTMENTS IN UTILITIES                       1,594,480        1.4
.................................................................................................................
                                    TOTAL INVESTMENTS (COST--$121,968,961)(a)          109,919,763       99.4
                                    OTHER ASSETS LESS LIABILITIES                          643,128        0.6
                                                                                      -------------------------
                                    NET ASSETS                                        $110,562,891      100.0%
                                                                                      =========================
.................................................................................................................

 + Non-income producing security.

 * Investment in restricted security with an aggregate value of $26,774, representing 0.0% of net assets at June 30, 2002. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted basis of $334,461.

(a) The United States Federal income tax basis of the Fund's investments at June 30, 2002 was $121,984,516 and, accordingly, net unrealized depreciation for United States Federal income tax purposes was $(12,064,753) (gross unrealized appreciation--$14,389,730 gross unrealized depreciation--$26,454,483).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $121,968,961) (Note 1)..........    $109,919,763
Cash at value...............................................       1,253,426
Withholding tax receivable..................................         465,580
Receivable for securities sold..............................         292,399
Dividends receivable........................................          87,879
Interest receivable.........................................           3,845
                                                                ------------
      Total assets..........................................     112,022,892
                                                                ------------

LIABILITIES
Payable for securities purchased............................       1,264,709
Investment management fee payable (Note 2)..................          68,106
Administration fee payable (Note 2).........................          22,702
Accrued expenses and other liabilities......................         104,484
                                                                ------------
      Total liabilities.....................................       1,460,001
                                                                ------------
NET ASSETS..................................................    $110,562,891
                                                                ============

Net Assets consist of:
  Common Stock, $.001 par value (Authorized 100,000,000
    shares) (Note 4)........................................    $     10,066
  Paid-in surplus...........................................     126,314,473
  Undistributed net investment income.......................         848,443
  Accumulated net realized loss on investments and foreign
    currency related transactions...........................      (4,575,759)
  Net unrealized depreciation on investments and foreign
    currency related transactions...........................     (12,034,332)
                                                                ------------
  Net Assets................................................    $110,562,891
                                                                ============

Net Asset Value per share
 ($110,562,891/10,066,319 shares of common stock issued and
 outstanding)...............................................          $10.98
                                                                      ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends (less withholding tax $219,436).................                  $  1,629,525
  Interest..................................................                        24,189
                                                                              ------------
      Total income..........................................                     1,653,714
                                                                              ------------
Expenses
  Investment management fee (Note 2)........................                       433,306
  Administration fee (Note 2)...............................                       144,435
  Custodian fees............................................                        30,534
  Shareholder servicing fees................................                        27,966
  Audit fees................................................                        23,555
  Legal fees................................................                        22,712
  NYSE listing fee..........................................                        14,030
  Reports to shareholders...................................                        13,666
  Directors' fees and expenses..............................                        12,484
  Miscellaneous.............................................                        10,282
                                                                              ------------
      Total expenses........................................                       732,970
                                                                              ------------
Net investment income.......................................                       920,744
                                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) from:
  Investments--net..........................................  $ (2,604,756)
  Foreign currency related transactions.....................         2,441      (2,602,315)
                                                              ------------
Change in unrealized appreciation (depreciation) on:
  Investments--net..........................................    (8,853,409)
  Foreign currency related transactions.....................        38,578      (8,814,831)
                                                              ------------    ------------
Net realized and unrealized loss on investments and foreign
  currency related transactions.............................                   (11,417,416)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $(10,496,402)
                                                                              ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE          FOR THE
                                                              SIX MONTHS ENDED    YEAR ENDED
                                                               JUNE 30, 2002     DECEMBER 31,
                                                                (UNAUDITED)          2001
                                                              ----------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.....................................    $    920,744     $    636,121
  Net realized loss on investments and foreign currency
    related transactions....................................      (2,602,315)      (2,028,669)
  Change in unrealized appreciation (depreciation) on
    investments and foreign currency related transactions...      (8,814,831)     (36,830,559)
                                                                ------------     ------------
Net decrease in net assets resulting from operations........     (10,496,402)     (38,223,107)
                                                                ------------     ------------

Dividends and distributions to shareholders from:
  Net investment income ($0 and $0.063389 per share,
    respectively)...........................................              --         (638,088)
  Net realized gain on investments and foreign currency
    related transactions ($0 and $0.811921 per share,
    respectively) (Note 1)..................................              --       (8,173,056)
  Tax return of capital ($0 and $0.31189 per share,
    respectively)...........................................              --       (3,139,590)
                                                                ------------     ------------
Net decrease in net assets resulting from dividends and
  distributions.............................................              --      (11,950,734)
                                                                ------------     ------------
Total decrease..............................................     (10,496,402)     (50,173,841)
                                                                ------------     ------------
NET ASSETS
  Beginning of period.......................................     121,059,293      171,233,134
                                                                ------------     ------------
  End of period (including accumulated undistributed
    (distribution in excess of) net investment income of
    $848,443 and $(72,301), respectively....................    $110,562,891     $121,059,293
                                                                ============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                             FOR THE SIX                       FOR THE YEAR ENDED
                                             MONTHS ENDED                         DECEMBER 31,
                                            JUNE 30, 2002     ----------------------------------------------------
                                             (UNAUDITED)        2001       2000       1999       1998       1997
                                           ----------------   --------   --------   --------   --------   --------
Net asset value, beginning of period.....      $  12.03       $  17.01   $  20.64   $  19.52   $  19.01   $  18.18
                                               --------       --------   --------   --------   --------   --------
Operations:
  Net investment income..................          0.09           0.06       0.06       0.12       0.14       0.15
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    related transactions.................         (1.14)         (3.86)     (1.33)      3.72       3.86       3.20
                                               --------       --------   --------   --------   --------   --------
Total from operations....................         (1.05)         (3.80)     (1.27)      3.84       4.00       3.35
                                               --------       --------   --------   --------   --------   --------
Dividends and distributions to
  shareholders from:
  Net investment income*.................            --          (0.06)     (0.06)     (0.14)     (0.13)     (0.14)
  Net realized gain on investments and
    foreign currency related
    transactions.........................            --          (0.81)     (2.30)     (2.58)     (3.36)     (2.38)
  Tax return of capital..................            --          (0.31)        --         --         --         --
                                               --------       --------   --------   --------   --------   --------
Total dividends and distributions........            --          (1.18)     (2.36)     (2.72)     (3.49)     (2.52)
                                               --------       --------   --------   --------   --------   --------
Net asset value, end of period...........      $  10.98       $  12.03   $  17.01   $  20.64   $  19.52   $  19.01
                                               ========       ========   ========   ========   ========   ========
Per share market value, end of period....      $   9.85       $  10.40   $  15.00   $  18.88   $  18.56   $  17.06
                                               ========       ========   ========   ========   ========   ========
Total investment return, market value+...         (5.29)%**     (23.07)%    (8.25)%    17.07%     27.84%     21.00%
Net assets at end of period (in 000's)...      $110,563       $121,059   $171,233   $207,769   $196,480   $191,374
Ratio of expenses to average weekly
  net assets.............................          1.28%**        1.30%      1.27%      1.30%      1.27%      1.26%
Ratio of net investment income to average
  weekly net assets......................          1.61%**        0.45%      0.31%      0.59%      0.65%      0.77%
Portfolio turnover rate..................            11%            24%        33%        47%        54%        39%

------------------------------
 * Net realized gains (losses) on foreign currency related transactions, if any, are included with and distributed as net investment income in accordance with provisions of the Internal Revenue Code.

**  Annualized.

 + Total investment return, market value, is based on the change in market price of a share during each period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan.

See Notes to Financial Statements.

----------------------------------------------------------

THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
----------------------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES
                                 The Europe Fund, Inc. (the "Fund") was
                                 incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Directors of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

Security Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, and interest income is recorded on an accrual basis.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the 11:00 a.m., eastern time, closing rate of exchange on valuation date.

     (ii) purchases and sales of investment securities, income and expenses at the 11:00 a.m., eastern time, closing rate of exchange prevailing on the respective dates of such transactions.

     The resultant exchange gains and losses are included in the Statement of Operations.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses include changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

     The Fund may hold foreign currency in order to facilitate the purchases of foreign securities.

Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Taxes: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

     On December 31, 2001, the Fund had a net capital loss carryforward of $1,957,889 which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

     Under the current tax law, capital and currency losses realized after October 31, 2001 are deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended December 31, 2001, the Fund elected to defer currency losses occurring between November 1, 2001 and December 31, 2001 in the amount of $72,301.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of the calendar year, the difference will be distributed from the Fund's paid-in surplus.

Use of Estimates: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS
WITH AFFILIATES
AND AGREEMENTS
                                 The Fund had previously entered into Agreements with Mercury Asset Management International
Channel Islands Ltd. (as investment manager), and Merrill Lynch Investment Managers International Limited, doing business as Mercury Advisors, formerly known as Mercury Asset Management International Ltd. (as investment advisor).

     Effective December 11, 2000, the Fund entered into an Amended and Restated Investment Management Agreement (the "Management Agreement") with Merrill Lynch Investment Managers International Limited (the "Manager") which replaced the investment management agreement and the investment advisory agreement previously in effect.

     The Management Agreement provides that the Fund will pay the Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million and 0.65% of such assets in excess of $250 million. The Manager makes investment decisions on behalf of the Fund subject to the overall supervision of the Board of Directors. The Manager is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is Merrill Lynch & Co., Inc.

     The Fund entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books, and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc.

     Certain directors and officers of the Fund are also directors and officers of the Administrator.

NOTE 3. INVESTMENT
TRANSACTIONS
                                 Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2002 were $13,966,054 and
$12,311,167, respectively.

NOTE 4. CAPITAL
                                 There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at June 30, 2002, Merrill
Lynch Investment Managers Limited owned 1,559 shares in respect of the Fund's initial seek capital and reinvested distributions.

NOTE 5. QUARTERLY
RESULTS OF
OPERATIONS*

                                                               NET REALIZED
                                                                    AND
                                                                UNREALIZED
                                                              GAIN (LOSS) ON
                                                                INVESTMENTS
                                                                AND FOREIGN
                                                 NET             CURRENCY
                            INVESTMENT       INVESTMENT           RELATED
                              INCOME        INCOME (LOSS)      TRANSACTIONS
                          --------------   ---------------   -----------------
                                    PER              PER                 PER
                          TOTAL    SHARE   TOTAL    SHARE     TOTAL     SHARE
                          ------   -----   ------   ------   --------   ------
March 31, 2000..........  $  466   $0.05   $ (202)  $(0.02)  $  3,615   $ 0.36
June 30, 2000...........   1,680    0.16    1,002     0.10     (4,687)   (0.47)
September 30, 2000......     674    0.07       29     0.00**  (13,456)   (1.33)
December 31, 2000.......     386    0.04     (196)   (0.02)     1,139     0.11
                          ------   -----   ------   ------   --------   ------
Total...................  $3,206   $0.32   $  633   $ 0.06   $(13,389)  $(1.33)
                          ======   =====   ======   ======   ========   ======
March 31, 2001..........  $  394   $0.04   $ (141)  $(0.02)  $(27,435)  $(2.73)
June 30, 2001...........   1,286    0.13      813     0.08     (4,662)   (0.46)
September 30, 2001......     726    0.07       10     0.00**  (21,115)   (2.10)
December 31, 2001.......      79    0.00**    (46)    0.00**   14,353     1.43
                          ------   -----   ------   ------   --------   ------
Total...................  $2,485   $0.24   $  636   $ 0.06   $(38,859)  $(3.86)
                          ======   =====   ======   ======   ========   ======
March 31, 2002..........  $  434   $0.04   $   51   $ 0.01   $ (2,092)  $(0.21)
June 30, 2002...........   1,219    0.12      870     0.08     (9,325)   (0.93)
                          ------   -----   ------   ------   --------   ------
Total...................  $1,653   $0.16   $  921   $ 0.09   $(11,417)  $(1.14)
                          ======   =====   ======   ======   ========   ======

------------------------------

 * Totals expressed in thousands of dollars except per share amounts

** Amount is less than $.01 per share

NOTE 6. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA

                            NET ASSET           MARKET
                              VALUE             PRICE*
                         ---------------   ----------------
QUARTER ENDED             HIGH     LOW      HIGH      LOW     VOLUME**
-------------            ------   ------   -------   ------   --------
March 31, 2000.........  $21.96   $19.44   $19       $16 5/8   1,495
June 30, 2000..........   21.36    19.05    18 15/16  16 1/2     894
September 30, 2000.....   21.02    18.66    17 11/16  16 1/16  1,019
December 31, 2000......   19.59    16.18    17        13.40    1,306
March 31, 2001.........   17.19    13.35    15.64     11.65    1,432
June 30, 2001..........   15.51    13.79    13.59     11.95    1,051
September 30, 2001.....   14.08    10.29    12.38      8.84      935
December 31, 2001......   13.36    11.53    11.50      9.90    1,398
March 31, 2002.........   12.25    10.86    10.80      9.78    1,465
June 30, 2002..........   11.93    10.36    10.75      9.40    1,218

------------------------------

 * Based on closing prices as reported on the New York Stock Exchange.

** In thousands.

ADDITIONAL
INFORMATION
(UNAUDITED)
                                 During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund.

     Michel Legros is the lead portfolio manager of the Fund, and is part of the European Equity team which consists of approximately 25 investment professionals.

                                 PROXY RESULTS

     On July 19, 2002, The Europe Fund, Inc. shareholders voted on the following proposal at the annual shareholders' meeting. The description of the proposal and number of shares voted is as follows:

----------------------------------------------------------------------------------------------------------------
                                                                                 SHARES VOTED   SHARES WITHHELD/
                                                                                     FOR         VOTED AGAINST
----------------------------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:     David O. Beim......................   7,616,097         156,148
                                            James T. Flynn.....................   7,618,248         153,997
                                            Terry K. Glenn.....................   7,624,794         147,451
                                            Todd Goodwin.......................   7,619,150         153,095
                                            George W. Holbrook, Jr. ...........   7,614,047         158,198
                                            W. Carl Kester.....................   7,643,586         128,659
                                            Karen P. Robards...................   7,659,506         112,739

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------
DIRECTORS AND OFFICERS
 TERRY K. GLENN, Director and President
*DAVID O'BEIM, Director
*JAMES T. FLYNN, Director
*TODD GOODWIN, Director
*GEORGE W. HOLBROOK, JR., Director
*W. CARL KESTER, Director
*KAREN P. ROBARDS, Director
 DONALD C. BURKE, Vice President and Treasurer
 SUSAN B. BAKER, Secretary

*Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

The accompanying financial statements as of June 30, 2002 were not audited and accordingly, no opinion is expressed on them.
------------------------------------------------------
EXECUTIVE OFFICES--
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(For latest net asset value and requests for Fund
Reports, please call 1-800-543-6217 or
1-609-282-4600)

INVESTMENT MANAGER--
Mercury Advisors
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095

CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL--
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

INDEPENDENT AUDITORS--
Ernst & Young LLP
99 Wood Avenue South
Iselin, New Jersey 08830

------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------------------------------

THE FUND

    The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Advisors, a company organized in England and Wales and regulated by FSA and the U.S. Securities and Exchange Commission.

SHAREHOLDER INFORMATION

    Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Net asset value (NAV) and market price information about the Fund's shares are published weekly in The Wall Street Journal and the New York Times and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

    A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

    All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:

The Bank of New York
Telephone Inquiries: 1-800-432-8224
Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286
Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                        [THE EUROPE FUND, INC. ARTWORK]

                             THE EUROPE FUND, INC.

                               SEMI-ANNUAL REPORT

                                 JUNE 30, 2002